[ORTHOFIX LOGO] [GRAPHIC OMITTED]

      For Further Information:
      -----------------------
      Charles W. Federico                            Thomas Hein
      Group President & CEO                          CFO
      Orthofix International N.V.                    Orthofix International N.V.
      704.948.2600                                   704.948.2600

                       Orthofix Reports Second-Quarter and
                           Six-Month Financial Results

HUNTERSVILLE, N.C., July 27, 2004 - Orthofix International N.V. (NASDAQ:OFIX) today announced results for the second quarter and six months ended June 30, 2004.

Sales for the second quarter ended June 30, 2004, were $70.8 million, an increase of 37% over the $51.6 million reported during the same period in 2003. Second-quarter sales included the incremental impact of Breg, Inc., which was acquired on December 30, 2003. The incremental impact of foreign currency on sales for the second quarter of 2004 was a positive $1.5 million.

Net income for the second quarter ended June 30, 2004, was $7.9 million, or $0.50 per diluted share, compared with $6.5 million, or $0.44 per diluted share, for the same period in 2003. Diluted weighted average shares outstanding were 15,872,346 and 14,753,417 during the three months ended June 30, 2004, and June 30, 2003, respectively.

For the six months ended June 30, 2004, sales were $141.5 million, an increase of 42% over the $99.7 million reported during the same period in 2003. Sales for the six months ended June 30, 2004, included the incremental impact of Breg, Inc., which was acquired on December 30, 2003. The positive impact of foreign currency on sales for the six-month period was $3.8 million.

Net income for the six months ended June 30, 2004, was $16.2 million, or $1.02 per diluted share, compared with $12.4 million, or $0.85 per diluted share, for the same period in 2003. Diluted weighted average shares outstanding were 15,826,981 and 14,628,146 for the six months ended June 30, 2004, and June 30, 2003, respectively.

The following tables display net sales by geographic destination and by business segment, net of inter-company eliminations and by market sectors for the three and six months ended June 30, 2004, and 2003. We provide net sales by geographic destination and market sector for information purposes only. We maintain our books and records by business segment.


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                                                                        Page Two

Net sales by geographic destination for the periods ended June 30, (In millions)

                     Three Months Ended June 30,    Six Months Ended June 30,
                     ---------------------------   --------------------------
                    2004     2003     % Increase   2004     2003     % Increase
                    ----     ----     ----------   ----     ----     ----------

Americas           $ 51.0   $ 34.5       48%     $ 102.3   $ 65.7        56%

International      $ 19.8   $ 17.1       16%     $  39.2   $ 34.0        15%
                   ------   ------    ---------  -------   ------    -----------
Total              $ 70.8   $ 51.6       37%     $ 141.5   $ 99.7        42%
                   ======   ======    =========  =======   ======    ===========


Net sales by business segment for the periods ended June 30, (In millions)

                     Three Months Ended June 30,    Six Months Ended June 30,
                     ---------------------------   --------------------------
                    2004     2003     % Increase   2004     2003     % Increase
                    ----     ----     ----------   ----     ----     ----------

Americas Orthofix  $ 31.1   $ 29.7        5%     $  60.9   $ 56.3         8%


Americas Breg      $ 16.4       --        --     $  33.3       --         --

International
  Orthofix         $ 23.3   $ 21.9        6%     $  47.3   $ 43.4         9%
                   ------   ------    ---------  -------   ------    -----------
Total              $ 70.8   $ 51.6       37%     $ 141.5   $ 99.7        42%
                   ======   ======    =========  =======   ======    ===========


Net sales by market sector for the periods ended June 30, (In millions)

                     Three Months Ended June 30,    Six Months Ended June 30,(1)
                     ---------------------------   -----------------------------
                    2004     2003     % Increase   2004     2003     % Increase
                    ----     ----     ----------   ----     ----     ----------

Orthopedic Products
-------------------

  Spine            $ 20.3   $ 20.4        0%     $  39.9   $ 38.7         3%

  Reconstruction     29.2     12.3      137%        59.3     24.7       140%

  Trauma             16.1     14.3       13%        31.4     26.9        17%
                   ------   ------    ---------  -------   ------    -----------
Total Orthopedic     65.6     47.0       40%       130.6     90.3        45%

Non-Orthopedic        5.2      4.6       13%        10.9      9.4        16%
                   ------   ------    ---------  -------   ------    -----------
Total              $ 70.8   $ 51.6       37%     $ 141.5   $ 99.7        42%
                   ======   ======    =========  =======   ======    ===========

(1) Six-month table contains a first quarter reclass from trauma to reconstruction of $0.4 million.


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

                                                                      Page Three

Orthofix International N.V., a diversified orthopedic products company, offers a broad line of minimally invasive surgical, as well as non-surgical, products for the spine, reconstruction, and trauma market sectors that address the lifelong bone-and-joint health needs of patients of all ages -helping them achieve a more active and mobile lifestyle. Orthofix's products are widely distributed around the world to orthopedic surgeons and patients - via Orthofix's sales representatives, and via partnerships with other leading orthopedic product companies, such as Medtronic Sofamor Danek, Stryker Howmedica, and Kendall Healthcare. In addition, Orthofix is collaborating in R&D partnerships with leading medical institutions such as the Wake Forest University School of Medicine, the Orthopedic Research and Education Foundation, the Cleveland Clinic Foundation, Innovative Spinal Technologies and National Osteoporosis Institute. For more information about Orthofix, please visit www.orthofix.com.


FORWARD-LOOKING STATEMENTS

This communication contains certain forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which may include, but are not limited to, statements concerning the projections, financial condition, results of operations and businesses of Orthofix and are based on management's current expectations and estimates and involve risks and uncertainties that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements.

Factors that could cause or contribute to such differences may include, but are not limited to, risks relating to the integration of the businesses of Orthofix and Breg, unanticipated expenditures, the final purchase price allocation, changing relationship with customers, suppliers and strategic partners, risks relating to the protection of intellectual property, changes to the reimbursement policies of third parties, changes to governmental regulation of medical devices, the impact of competitive products, changes to the competitive environment, the acceptance of new products in the market, conditions of the orthopedic industry and the economy and other factors described in the most recent report on Form 10-K and other periodic reports filed by Orthofix with the Securities and Exchange Commission.





                          - Financial tables follow -

ORTHOFIX INTERNATIONAL N.V.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, U.S. Dollars, in thousands, except per share and share data)

                                                For the three months                    For the six months
                                               ------------------------             --------------------------
                                                    ended June 30,                        ended June 30,
                                               ------------------------             --------------------------
                                               2004               2003               2004               2003
                                               ------------------------             --------------------------

Net sales                                $    70,794        $    51,565         $   141,533        $   99,746
Cost of sales                                 19,697             13,009              39,243            25,595
                                         -----------        -----------         -----------        ----------
 Gross profit                                 51,097             38,556             102,290            74,151
                                         -----------        -----------         -----------        ----------

Operating expenses
 Sales and marketing                          25,638             19,507              51,774            37,107
 General and administrative                    7,418              5,118              14,667            10,099
 Research and development                      2,694              2,128               6,010             4,258
 Amortization                                  1,813                119               3,145               397
 Litigation and settlement costs                 332              1,264                 704             2,126
                                         -----------        -----------         -----------        ----------

                                              37,895             28,136              76,300            53,987
                                         -----------        -----------         -----------        ----------

 Operating income                             13,202             10,420              25,990            20,164

Interest income/(expense)                     (1,370)                18              (2,899)               78
Other income/(loss)                             (173)               237                  17               223
Gain/(loss) in joint venture                    (180)              (231)                225              (603)
                                         -----------        -----------         -----------        ----------
 Income before income tax                     11,479             10,444              23,333            19,862

Income tax expense                            (3,604)            (3,949)             (7,114)           (7,414)
                                         -----------        -----------         -----------        ----------
 Net income                              $     7,875        $     6,495         $    16,219           $12,448

 Net income per common share - basic     $      0.52        $      0.46         $      1.07        $     0.89


 Net income per common share - diluted   $      0.50        $      0.44         $      1.02        $     0.85


Weighted average number of common         15,276,961         14,112,563          15,202,077         13,909,436
 shares outstanding - basic

Weighted average number of common         15,872,346         14,753,417          15,826,981         14,628,146
 shares outstanding - diluted

ORTHOFIX INTERNATIONAL N.V.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, U.S. Dollars, in thousands)

                                                        As of         As of
                                                    ------------  --------------
                                                       June 30,    December 31,
                                                    ------------  --------------
                                                         2004         2003
                                                    ------------  --------------
Assets
Current assets:
   Cash and cash equivalents                         $  46,005     $  33,559
   Trade accounts receivable                            73,783        70,690
   Inventory                                            31,674        30,713
   Deferred income taxes                                 3,978         3,978
   Prepaid expenses and other                            9,904         8,928
                                                     ---------     ----------
        Total current assets                           165,344       147,868

Securities and other investments                         4,700         5,775
Property, plant and equipment, net                      17,641        19,169
Intangible assets, net                                 236,085       234,123
Other long-term assets                                   5,348         6,244
                                                     ---------     ----------
        Total assets                                 $ 429,118     $ 413,179
                                                     =========     =========

Liabilities and shareholders' equity
Current liabilities:
   Bank borrowings                                   $   1,999     $      72
   Current portion of long-term debt                    11,294        11,063
   Trade accounts payable                               10,101        11,569
   Other current liabilities                            23,067        30,236
                                                     ---------     ----------
        Total current liabilities                       46,461        52,940

Long-term debt                                          93,872        99,072
Deferred income taxes                                   17,861        16,642
Deferred income                                          2,500         2,500
Other long-term liabilities                                203           186
Deferred compensation                                    1,080         1,063
                                                     ---------     ----------
        Total liabilities                              161,977       172,403
                                                     ---------     ----------

Shareholders' equity
   Common shares                                         1,544         1,498
   Additional paid-in capital                           92,800        81,960
   Less: Treasury shares, at cost                           --            --
                                                     ---------     ----------
                                                        94,344        83,458
   Retained earnings                                   164,143       147,924
   Accumulated other comprehensive income                8,654         9,394
                                                     ---------     ----------
        Total shareholders' equity                     267,141       240,776
                                                     ---------     ----------
        Total liabilities and shareholders' equity   $ 429,118     $ 413,179
                                                     =========     =========

ORTHOFIX INTERNATIONAL N.V.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, U.S. Dollars, in thousands)

                                                            For the six months
                                                              ended June 30,
                                                        -----------------------
                                                          2004           2003
                                                        ---------     ---------
Net cash provided by operating activities               $  16,183     $  14,724
                                                        ---------     ---------
Cash flows from investing activities:
   Investment in subsidiaries and affiliates               (2,081)      (23,659)
   Capital expenditure                                     (7,758)       (2,194)
   Proceeds from sale of joint venture                      1,300            --
   Proceeds from sale of assets                             1,578            --
   Other                                                      440            --
                                                        ---------     ---------
     Net cash used in investing activities                 (6,521)      (25,853)
                                                        ---------     ---------
Cash flows from financing activities:
   Net repayment of loans and borrowings                   (3,705)       (4,809)
   Proceeds from issuance of common stock                   7,135         9,483
   Acquisition of treasury shares                              --        (4,395)
   Payment of debt issuance costs                            (529)           --
                                                        ---------     ---------
     Net cash provided by financing activities              2,901           279
                                                        ---------     ---------
Effect of exchange rate changes on cash                      (117)          721
                                                        ---------     ---------
Net (decrease) increase in cash and cash equivalents       12,446       (10,129)
Cash and cash equivalents at the
   beginning of the period                                 33,559        48,813
                                                        ---------     ---------
Cash and cash equivalents at the
   end of the period                                    $  46,005     $  38,684
                                                        ---------     ---------